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VOYAGEUR EQUITY FUNDS                                                 PROSPECTUS
                                                                     MAY 1, 1997

VOYAGEUR GROWTH STOCK FUND
VOYAGEUR AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------




         Voyageur Growth Stock Fund ("Growth Stock Fund"), and Voyageur Aggressive Growth Fund ("Aggressive Growth Fund") (together the foregoing are referred to herein as the "Funds") are series of Voyageur Mutual Funds III, Inc. (the "Company"), an open-end, diversified management investment company commonly referred to as a mutual fund. Each Fund offers its shares in three classes:
Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.

         Growth Stock Fund's investment objective is long-term capital appreciation through investment in equity securities diversified among individual companies and industries. Aggressive Growth Fund's investment objective is long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the Adviser believes have the potential for high earnings growth. There is no assurance that either Fund's investment objective will be achieved. Delaware Management Company, Inc. (the "Adviser"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser for the Funds. The Adviser employs Voyageur Asset Management LLC (the "Sub-Adviser"), located at
90 South Seventh Street, Suite 4400, Minneapolis, MN 55402, as the Growth Stock Fund's Sub-Adviser.

         Investors should read and retain this Prospectus for future reference. An investment in either of the Funds involves certain risks and requires consideration of such risks.

         This Prospectus sets forth certain information about the Funds that a prospective investor ought to know before investing. The Funds have filed a combined Statement of Additional Information (dated August 29, 1996) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Funds by telephone and at the mailing address below and is incorporated by reference into this Prospectus in accordance with the Commission's rules.

                           Voyageur Growth Stock Fund
                         Voyageur Aggressive Growth Fund

                               1818 Market Street
                             Philadelphia, PA 19103
                                  800-523-1918



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

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Purchase Information
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Fees and Fund Expenses
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Financial Highlights
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Investment Objectives and Policies
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Risk Factors and Special Considerations
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How to Purchase Shares
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Retirement Plans
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How to Sell Shares
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Reinstatement Privilege
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Exchange Privilege
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Management
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Determination of Net Asset Value
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Distributions to Shareholders and Taxes
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Investment Performance
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General Information
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PURCHASE INFORMATION

         The Funds offer investors the choice among three classes of shares which have different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Class A Shares
         An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which carry no initial sales charge and which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

Class B Shares
         Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 4% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of a Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

Class C Shares
         Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares will be paid at an annual rate of 1% of a Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

         The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. The Funds' transfer agent will treat orders for Class B shares for $250,000 or more as orders for Class A shares or declined. Sales personnel may receive different compensation depending on which class of shares they sell.

         Shares of the Funds covered by this prospectus are not registered in all states. Shares that are not registered in one or more states are not being offered and sold in such states.



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FEES AND FUND EXPENSES

         The purpose of the table below is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in a Fund.



                    Shareholder Transaction
                          Expenses
                    -----------------------
                                  Maximum             Annual Fund Operating Expenses                  Example of Expenses:
                     Maximum    CDSC Imposed      (as a Percentage of Average Net Assets)      An investor would pay the following
                    Front End  on Redemptions  -------------------------------------------         dollar amount of expenses on
                   Sales Load     as a % of                                                        a $1,000 investment assuming
                   Imposed on     Original                                                             a 5% annual return and
                    Purchases  Purchase Price                                                  redemption at the end of each period.
                    as a % of   or Redemption                                  Total Fund      -------------------------------------
                    Offering    Proceeds, as   Management    Rule      Other    Operating
Voyageur Funds       Price       Applicable       Fee     12b-1 Fees  Expenses   Expenses       1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund

Class A               4.75          1.00(2)       1.00          0.25      0.62       1.87           66      103     144      256
Class B                N/A(1)       4.00          1.00          1.00      0.50       2.50           65+     108+    153+     268+
Class C                N/A(1)       1.00(3)       1.00          1.00      0.50       2.50           35+      78     133      284
Aggressive Growth Fund
Class A               4.75          1.00(2)       1.00          0.25      1.49       2.74           74      128     186      340
Class B                N/A(1)       4.00          1.00          1.00      1.50       3.50           75+     137+    202+     361+
Class C                N/A(1)       1.00(3)       1.00          1.00      1.50       3.50           45+     107     182      377
------------------------------------------------------------------------------------------------------------------------------------

1 Class B and Class C shares are sold without a front end sales charge, but their Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.

2 A contingent deferred sales charge of up to 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares--Front End Sales Charge Alternative."

3 A contingent deferred sales charge of 1% is imposed on redemptions of Class C shares within one year of purchase.


+ Class B and Class C share expenses would be lower assuming no redemption at the end of the period.

THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth above under the headings "Other Expenses" and "Total Fund Operating Expenses" has been restated from actual expenses incurred by the Class A, Class B and Class C shares of the Funds to reflect the elimination of voluntary fee waivers and expense reimbursements as of April 30, 1997.


--------------------------------------------------------------------------------



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FINANCIAL HIGHLIGHTS

The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-523-4640. In addition to financial statements, the annual reports contain further information about performance of the Funds. Per share data is not presented for all classes since not all classes of shares were outstanding during the periods presented below.

--------------------------------------------------------------------------------


                                       -5-

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
                                                Income from
                                                 Investment
                                                 Operations            Less Distributions
                                         ------------------------    ---------------------


                                                           Net        Dividends
                                Net          Net        Realized        from       Distri-       Net
                               Asset       Invest-         and           Net       butions      Asset
                               Value        ment        Unrealized     Invest-       from      Value
                             Beginning     Income      Gains (Loss)     ment       Capital     End of
Voyageur Funds               of Period     (Loss)     on Securities    Income       Gains      Period
-----------------------------------------------------------------------------------------------------
Growth Stock Fund
Class A - 4/30/96               19.91        0.08           4.82        (0.11)       (1.04)      23.66
Class B - 4/30/96(1)            21.64        0.06           2.96        (0.23)       (1.04)      23.39
Class C - 4/30/96(1)            22.61        0.11           2.00        (0.25)       (1.04)      23.43
Class A - 4/30/95               17.51        0.15           2.77        (0.13)       (0.39)      19.91
Class A - 4/30/94               17.81        0.07          -0.16        (0.06)       (0.15)      17.51
Class A - 4/30/93               23.81        0.05           0.22          --         (6.27)      17.81
Class A - 4/30/92               19.36       (0.18)          4.81          --         (0.18)      23.81
Class A - 4/30/91(3)            18.85       (0.11)          3.40          --         (2.78)      19.36
Class A - 4/30/90               19.39       (0.08)          1.29          --         (1.75)      18.85
Class A - 4/30/89               16.10       (0.15)          3.51          --         (0.07)      19.39
Class A - 4/30/88               17.46       (0.13)         (0.84)         --         (0.39)      16.10
Class A - 4/30/87               13.36       (0.07)          4.24        (0.05)       (0.02)      17.46
Aggressive Growth Fund(5)(6)
Class A - 4/30/96(9)            10.40       (0.10)          3.27          --         (0.40)      13.08
Class B - 4/30/96(1)            11.91       (0.01)          1.16          --           --        13.06
Class C - 4/30/96(9)            10.33       (0.21)          3.25          --         (0.40)      12.88
Class A - 4/30/95(1)            10.00       (0.09)          0.49          --           --        10.40
Class C - 4/30/95(1)            10.00       (0.16)          0.49          --           --        10.33
-----------------------------------------------------------------------------------------------------




                                                        Ratios/Supplemental Data
                             --------------------------------------------------------------------------------
                                                                                                  Ratio of
                                                                                                  Expenses
                                                                                                 to Average
                                                                                                   Daily
                                                                                                 Net Assets
                                                                     Ratio                        Assuming
                                                                     of Net                     No Voluntary
                                           Net      Ratio of       Investment                      Waivers,
                              Total       Assets    Expenses         Income                      Reimburse-
                             Invest-      End of        to           (Loss)       Portfolio         ments
                               ment       Period     Average        to Average    Turnover       and Expense
Voyageur Funds               Return(4)    (000s)   Net Assets(8)    Net Assets      Rate        Reductions(7)
-------------------------------------------------------------------------------------------------------------
Growth Stock Fund
Class A - 4/30/96               25.00       28,956       1.78            0.36          36.6          1.87
Class B - 4/30/96(1)            14.37          454       2.41(2)        (0.62)(2)      36.6          2.50(2)
Class C - 4/30/96(1)             9.72          104       2.35(2)        (0.65)(2)      36.6          2.43(2)
Class A - 4/30/95               17.04       23,651       1.90            0.75          21.8          1.99
Class A - 4/30/94               (0.52)      28,518       1.90            0.40          34.2          2.13
Class A - 4/30/93                1.51       26,784       1.90            0.26          16.5          2.70
Class A - 4/30/92               23.86       19,351       2.25           (0.76)        142.6          2.86
Class A - 4/30/91(3)            20.51       11,400       2.36           (0.67)        128.2          2.86
Class A - 4/30/90                6.09       10,331       2.31           (0.66)        115.1          2.86
Class A - 4/30/89               20.92        9,183       2.42           (0.69)         31.7          3.00
Class A - 4/30/88               (5.33)       9,706       2.52           (0.76)         57.1          3.00
Class A - 4/30/87               31.37       10,083       3.00           (0.84)         64.2          3.00
Aggressive Growth Fund(5)(6)
Class A - 4/30/96(9)            31.02        4,334       2.01           (1.00)        165.5          2.74
Class B - 4/30/96(1)             9.66            0       1.86(2)        (1.39)(2)     165.5          1.86(2)
Class C - 4/30/96(9)            29.96          150       2.77           (1.73)        165.5          3.50
Class A - 4/30/95(1)             4.00        2,189       1.74(2)        (1.21)(2)      88.3          2.97(2)
Class C - 4/30/95(1)             3.30          128       2.40(2)        (1.80)(2)      88.3          3.50(2)
-------------------------------------------------------------------------------------------------------------

                                       -6-
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NOTES TO FINANCIAL HIGHLIGHTS

1 The information is for the period from each Fund's commencement of operations to the Fund's year end. The classes of each Fund commenced operations on the following dates:

         Growth Stock Fund                  Aggressive Growth Fund
         Class B  September 8, 1995         Class A  May 16, 1994
         Class C  October 21, 1995          Class B  April 16, 1996
                                            Class C  May 20, 1994

2        Adjusted to an annual basis.

3 Effective September 1, 1990, Voyageur replaced Investment Advisers, Inc. as the investment adviser and Wilke/Thompson Capital Management began acting as Growth Stock Fund's sub-investment adviser until January 1, 1992 when Voyageur became the sole investment adviser to the Fund.

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

5 Per share amounts are presented based upon average fund shares outstanding.

6 Effective May 1, 1995, Voyageur assumed responsibility for Aggressive Growth Fund's investment management replacing George D. Bjurman, the Fund's sub-adviser.

7        Up to the most restrictive state limitation in effect.

8 Beginning in the period ended April 30, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

9 For the fiscal year ended April 30, 1996, Distributions from Return of Capital were $0.09 for each of Class A Shares and Class C Shares of Aggressive Growth Fund.

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INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

Growth Stock Fund
         Growth Stock Fund has an objective of long-term capital appreciation. Growth Stock Fund seeks to achieve its objective by investing in equity securities diversified among individual companies and industries.

Aggressive Growth Fund
         Aggressive Growth Fund's investment objective is long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the Adviser believes have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.

         No assurance can be given that either Fund will be able to achieve its investment objective.

INVESTMENT POLICIES

Growth Stock Fund
         In seeking to achieve its investment objective, Growth Stock Fund's policy is to invest under normal market conditions not less than 80% of its total assets in common stocks which the Adviser or Sub-Adviser believe offer the potential for long-term capital appreciation. Some of the factors the Adviser or Sub-Adviser will consider in making the Fund's investments are increasing demand for a company's products or services, the belief that a company's securities are temporarily undervalued, the development of new or improved products or services, the probability of increased operating efficiencies, changes in management, emphasis on research and development, cyclical conditions, or possible mergers or acquisitions. Growth Stock Fund anticipates that, in normal market conditions, at least 75% of the Fund's investments in common stocks will have received at the time of investment one of the two highest earnings and dividend ratings (A+ or A) assigned by Standard & Poor's Ratings Group ("Standard & Poor's"). Growth Stock Fund also may invest up to 20% of its total assets in preferred stocks and corporate bonds if they are accompanied by warrants or are convertible into common stocks.

Aggressive Growth Fund
         Aggressive Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in equity securities (including convertible securities) of companies which the Adviser believes have the potential for high earnings growth and which are U.S. companies with stock market capitalizations of at least $300 million. Aggressive Growth Fund has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks with more established earnings histories.

         Aggressive Growth Fund will invest in equity securities of companies the Adviser believes to be undervalued and to have the potential for high earnings growth. Companies in which Aggressive Growth Fund invests generally will meet one or more of the following criteria: high historical earnings-per-share ("EPS") growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earnings ratios; and high relative discounted cash flows. In selecting Aggressive Growth Fund's investments, the Adviser also focuses on companies with capable management teams, strong industry positions,

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sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

         In pursuing its objective, Aggressive Growth Fund anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that Aggressive Growth Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings, if any, of those securities will not be an important factor in their selection.

         Up to 10% of Aggressive Growth Fund's assets may be invested in foreign securities. Aggressive Growth Fund (as well as Growth Stock Fund) may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts, typically issued by domestic banks or trust companies, that represent the deposit with those entities of securities of a foreign issuer, and Global Depositary Receipts ("GDRs"), which generally are issued by foreign banks and evidence ownership of either foreign or domestic securities. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

         At no time will the investments of Aggressive Growth Fund in bank obligations, including time deposits, exceed 25% of the value of Aggressive Growth Fund's assets.

Investment Techniques and Strategies
         Except as provided below and in the Statement of Additional Information, each Fund may engage in a number of investment techniques and strategies. A Fund is under no obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to a Fund.

Debt Securities
         In pursuing its investment objective, each Fund may invest up to 35% of its total assets (20% for Growth Stock Fund) in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities by Growth Stock Fund and Aggressive Growth Fund are limited to those that are at the time of investment within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, are deemed to be of comparable quality by the Adviser. If a change in credit quality after acquisition by a Fund causes a security to no longer be investment grade, the Fund will dispose of the security, if necessary, to keep its holdings to 5% or less of the Fund's net assets. See "Investment Policies and Restrictions--Credit Quality" in the Statement of Additional Information. Debt securities rated Baa by Moody's or BBB by Standard & Poor's, although considered

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(VEF)


investment grade, have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


         When a Funds' Adviser or Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Illiquid Securities
         Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Each Fund may invest in non-publicly traded securities (commonly referred to as "restricted securities"), which are securities that are subject to contractual or legal restrictions on transfer. Restricted securities include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Thus, restricted securities are not necessarily illiquid. A Fund's investments in restricted securities will be considered liquid only if the Adviser or Sub-Adviser determines that they are liquid under guidelines established by the Company's Board of Directors.

Investments in Other Investment Companies
         As a means of regulating a Fund's exposure to the equity markets, the Fund may invest to the extent permitted by law in securities issued by other registered investment companies, including those traded on securities exchanges, that invest principally in securities in which the Fund is authorized to invest. Currently under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the securities of any investment company.

Repurchase Agreements

         Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. Although the amount of a Fund's assets that may be invested in repurchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other illiquid securities, will not exceed 15% of the Fund's net assets. Each Fund will engage in repurchase agreement transactions, which are in the nature of secured loans by the Fund, with certain member banks of the Federal Reserve System and with certain recognized securities dealers. Each Fund will only engage in repurchase agreements with banks and dealers determined to present minimal credit risk by the Adviser or the Sub-Adviser under the direction and supervision of the Board of Directors. In addition, the Adviser or the Sub-Adviser will monitor such creditworthiness on an ongoing basis. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of the Fund is monitored on an ongoing basis by the Adviser or the Sub-Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest.

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(VEF)


When-Issued and Delayed-Delivery Securities
         To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Funds will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Funds may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Each Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash or liquid securities in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

Temporary Investments

         Each Fund's reserves may be invested in domestic short-term money market instruments including, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. During temporary defensive periods as determined by the Adviser or the Sub-Adviser, each Fund may hold up to 100% of its total assets in short-term obligations of the types described above.


Hedging Transactions
         Each Fund may write covered call options and secured put options and purchase call and put options on securities and security indices. Each Fund may also engage in transactions in financial futures contracts and related options for hedging purposes. These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

Writing (Selling) Call and Put Options
         A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.

         Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         Call options may be written on portfolio securities, securities indices, or foreign currencies. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on

(VEF)


securities indices will be written only to hedge, in an economically appropriate way, portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. A Fund may not write put options on more than 50% of its total assets. Each Fund presently intends to cease writing options if and as long as 25% of its total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

         A Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by a Fund in privately negotiated transactions. Aggressive Growth Fund may purchase or write OTC options. Such OTC options may include options on indices of securities representing various market segments. Such options are generally considered illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.


         Participation in the options market involves investment risks and transaction costs to which the Funds would not be subject absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave such Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (i) dependence on the ability of the Adviser or the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Investment Techniques and Strategies" and "Distributions to Shareholders and Taxes" in the Statement of Additional Information for further discussion. Because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if such Fund did not invest in options.

Purchasing Call and Put Options, Warrants and Stock Rights

         In normal market conditions, each Fund may invest up to an aggregate of 5% of its total assets in call and put options on securities and securities indices. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Each Fund may invest in call and put options whenever, in the opinion of the Adviser or the Sub-Adviser, as the case may be, a hedging transaction is consistent with its investment objective. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of

(VEF)


the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. Each Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on a recognized foreign or domestic stock exchange.

Financial Futures and Related Options
         Each Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an off-setting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

         Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions" below. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Each Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. The Funds will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation, and will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash or liquid securities equal to the market value of the futures contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position. The extent to which a Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Distributions to Shareholders and Taxes" in the Statement of Additional Information.

         Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or the Sub-Adviser, as the case may be, could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Fund's return

(VEF)


might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.

Investment Restrictions

         Unless otherwise stated, the investment policies, techniques and strategies discussed above represent "non-fundamental" policies of each Fund and may be changed by action of the Board of Directors. Each Fund has also adopted certain fundamental investment restrictions. These fundamental restrictions and each Fund's investment objective may be changed only with the approval of a majority of the respective Fund's outstanding voting securities, as defined in the 1940 Act. Included among Aggressive Growth Fund's fundamental restrictions are the following:

         1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

         2. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

         Included among Growth Stock Fund's fundamental restrictions are the following:

         The Fund may not (a) purchase more than 10% of any class of securities of any one issuer or acquire more than 10% of the outstanding voting securities of an issuer; (b) mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing; and (c) invest more than 15% of its net assets in "illiquid investments" (as described above). Growth Stock Fund may (a) invest up to 5% of its total assets (at the time of investment) in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.); (b) borrow money from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets; and (c) mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure such borrowing.

         Certain other fundamental and non-fundamental investment restrictions adopted by the Funds are described in the Statement of Additional Information.

         Each Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

(VEF)


         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investing in the Funds involves risks and special considerations, such as described below:

General
         An investment in shares of the Funds should not be considered to be a complete investment program. The value of a Fund's investments, and as a result the net asset value of a Fund's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Fund invests. Companies in which Aggressive Growth Fund invests typically are subject to a greater degree of change in earnings and business prospects than are companies with more established earnings patterns. In light of these factors, Aggressive Growth Fund may be subject to greater investment risk than that assumed by other investment companies. Because of the risks associated with a Fund's investments, each Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

Warrants
         Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

Non-Publicly Traded and Illiquid Securities
         Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price representative of their value, the value of a Fund's net assets could be adversely affected.

Rule 144A Securities

         Certain Rule 144A Securities may be considered illiquid and, therefore, subject to a Fund's limitation on the purchase of illiquid securities, unless the Adviser or Sub-Adviser, as the case may be, subject to the supervision of the Board of Directors, determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board of Directors will establish standards and procedures for determining the liquidity of a Rule 144A Security and will monitor implementation of the standards and procedures.

(VEF)


Investments in Other Investment Companies
         To the extent a Fund invests in other investment companies, a Fund's shareholders will incur certain duplicative fees and expenses, including investment adviser fees. Exchange traded investment company securities typically trade at prices that differ from the company's net asset value per share and often trade at a discount to net asset value. Each Fund will purchase exchange traded investment company securities only in the secondary market and not in an initial offering.

Repurchase Agreements
         In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

When-Issued and Delayed-Delivery Securities
         Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in the Fund's net asset value.

Additional Foreign Securities
         Each Fund may invest up to 10% of its total assets in foreign securities. Foreign securities may include ADRs and GDRs as described above under "Investment Objectives and Policies--Investment Policies--Aggressive Growth Fund." There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

         Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

         There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social

(VEF)


instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of a Fund in some foreign countries. The Funds are not aware of any investment or exchange control regulations which might substantially impair their operations as described, although this could change at any time.

         The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to a Fund's shareholders.

HOW TO PURCHASE SHARES

Alternative Purchase Arrangements
         The Funds offer investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page two of the Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, Delaware Distributors, L.P., the Funds' principal underwriter (the "Underwriter"), from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of a Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time), to selected broker-dealers and financial institutions, who meet certain objective standards developed by the Underwriter.

General Purchase Information
         The minimum initial investment in each Fund is $1,000, and the minimum additional investment is $100. Each Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

         When orders are placed for shares of a Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. Each Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares.

         Shares of the Funds may be purchased by opening an account either by mail, by phone or wire.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

(VEF)


Automatic Investment Plan
         Investors may make systematic investments in fixed amounts automatically on a monthly basis through each Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-523-1918.

Purchases by Mail
         To open an account by mail, an investment application must be completed, signed and sent with a check payable to the specific Fund and class selected, to:

                              Through May 11, 1997:
                              ---------------------
                                     NW 9369
                                  P.O. Box 1450
                           Minneapolis, MN 55485-9369

                             Beginning May 12, 1997:
                             -----------------------
                                 Delaware Group
                               1818 Market Street
                             Philadelphia, PA 19103


Purchases by Telephone
         To open an account by telephone, call 1-800-523-4640 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                              Through May 11, 1997:
                              ---------------------
                 Norwest Bank Minnesota, N.A., ABA, #091000019.
                  For Credit of: (insert applicable Fund name),
                          Checking Account No.: 872-458
                    Account Number: (assigned by telephone).

                             Beginning May 12, 1997:
                             -----------------------
                              CoreStates Bank, N.A.
        For Credit of: (insert applicable Fund name and class selected),
                                 ABA #031000011
                            Account Number 1412893401

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the Investment Application and mail it to the Fund after making the initial telephone purchase.

(VEF)


CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE
         The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers. The current sales charges are:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Dealer
                                                          Sales Charge as % of                    Discount
       Amount of Purchase                         Net Asset                 Offering               as % of
                                                    Value                      Price           Offering Price
--------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                   4.99%                    4.75%                  4.00%
$50,000 but under $100,000                          4.71                     4.50                   4.00
$100,000 but under $250,000                         3.90                     3.75                   3.25
$250,000 but under $500,000                         2.83                     2.75                   2.50
$500,000 but under $1,000,000                       2.30                     2.25                   2.00
$1,000,000 or more**                                 NAV***                   NAV***                1.00**
--------------------------------------------------------------------------------------------------------------------------



* Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

** The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of sales of $1,000,000 or more, other than sales not subject to a contingent deferred sales charge.

*** Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "How to Sell
         Shares--Contingent Deferred Sales Charge."
--------------------------------------------------------------------------------


         In connection with the distribution of the Funds' Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

Special Purchase Plans--Reduced Sales Charges
         Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Funds for details about the Funds' Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

Rule 12b-1 Fees
         Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of a Fund attributable to Class A shares. All or a portion of such fees are paid to financial institutions and

(VEF)


service providers with respect to average daily net assets of a Fund attributable to shares sold or serviced by such institutions and service providers beginning the 13th month after the date of purchase. For additional information about this fee, see "Management--Plan of Distribution" below.

Contingent Deferred Sales Charges
         Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within a certain period of time after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC"). For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." The amount of the CDSC will depend on the number of years since the purchase was made according to the following table:

                                                         CDSC as a % of
                                                         Amount Redeemed for
                                                         Investments of
                                                         $1,000,000 or More
                                                         ------------------

         First year after purchase                             1.0%
         Second year after purchase                            0.5
         Thereafter                                            0.0

Waiver of Sales Charges
         Purchases of Class A shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Adviser or Sub-Adviser, any of their affiliates, any of the Voyageur or other Delaware Group funds, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Voyageur or other Delaware Group funds. Officers, directors and key employees of institutional clients of the Adviser or Sub-Adviser or any of their affiliates may purchase Class A shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Underwriter providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE
         The public offering price of Class B shares of each Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's

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purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares -- Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made and the dollar amount being redeemed, according to the following table:

                                                                 CDSC as a % of
                                                                 Amount Redeemed
                                                                 ---------------
                      1st year after purchase                         4%
                      2nd year after purchase                         4
                      3rd year after purchase                         3
                      4th year after purchase                         3
                      5th year after purchase                         2
                      6th year after purchase                         1
                      Thereafter                                      0

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution related services to the Funds in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Funds to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays broker dealers a fee of 3% of the amount invested at the time of initial purchase, and pays an ongoing annual servicing fee of .15% (paid quarterly) of the net asset value of the amount invested that begins to accrue for the account of the dealer 13 months after the initial purchase.

Rule 12b-1 Fees
         Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" above and "Management--Plan of Distribution" below.

Conversion Features

         On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund (or effective May 12, 1997, from another fund in the Delaware Group) will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege." Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE
         The public offering price of Class C shares of each Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For

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additional information, see "How to Sell Shares--Contingent Deferred Sales
Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution related services to the Funds in connection with the sale of Class C shares, such as the payment of compensation to selected broker dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Funds to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays broker dealers a fee of 1% of the amount invested at the time of initial purchase, and pays an ongoing annual fee of .75% (paid quarterly) of the net asset value of the amount invested that begins to accrue for the account of the dealer 13 months after the initial purchase.

Rule 12b-1 Fees
         Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Fund Expenses" above and "Management--Plan of Distribution" below.

RETIREMENT PLANS

         Shares of the Funds may be an appropriate investment medium for retirement plans, including: (a) Keogh (HR-10) plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) Individual Retirement Accounts (IRAs) (for employees and their spouses); and (d) tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations).

         Persons desiring information about such plans, including their availability, should contact the Funds. All retirement plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO SELL SHARES

         Each Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Each Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for such Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         Each Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by a Fund.

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Contingent Deferred Sales Charges
         The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. The Funds will not impose a charge on increases in net asset value above the initial purchase price. In addition, the Funds will not assess a charge on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

         In determining whether a CDSC is payable with respect to any redemption, the Funds will calculate such CDSC in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next and so forth.

         The CDSC does not apply to: (1) a redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size and (2) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Beginning May 12, 1997, Class A, Class B and Class C shares of funds in the Delaware Group and the corresponding classes of the Funds may be exchanged for each other. The same rules concerning treatment of CDSCs will apply to permissible exchanges. Fund shares are exchangeable for shares of any Voyageur money market funds. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Effective July 1, 1997, Class B and Class C shares of the Funds may not be exchanged into shares of the Voyageur money market funds. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

Expedited Redemptions
         Each Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, each Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. Each Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Funds' expedited redemption procedures.

Expedited Telephone Redemption

         Shareholders redeeming at least $1,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 800-523-1918. The applicable section of the Investment Application must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the Investment Application. Shareholders should notify their Funds in writing if they do not wish to have such service available to their accounts.

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(VEF)


         Neither the Funds nor their shareholder services and transfer agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the shareholder services and transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written conformation will be provided for all purchase and redemption transactions initiated by telephone. These procedures also apply to written and telephone exchange requests. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Expedited Redemptions Through Certain Broker Dealers
         Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of a Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

Good Order

         "Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Funds' transfer agent may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the transfer agent to subject the Fund to an unusual degree of risk.

Monthly Cash Withdrawal Plan

         An investor who owns or buys shares of any Fund valued at $5,000 or more at the current offering price may open a Withdrawal Plan and have monthly withdrawals of $25 or more paid to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information and the general authorization form.

REINSTATEMENT PRIVILEGE

         An investor in a Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to such Fund may reinvest the proceeds of such redemption in Class A shares of any Voyageur Fund or Delaware Group Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

(VEF)


         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of a Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the same Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

EXCHANGE PRIVILEGE

         Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds, Class B shareholders may exchange their shares for Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of the Voyageur money market funds. Effective July 1, 1997, however, only Class A shares may be exchanged into such money market funds.

         Beginning May 12, 1997, Class A, Class B and Class C shares of the Funds may be exchanged into the corresponding classes of shares of the retail funds in the Delaware Group that have such classes. In addition, each of the three money market funds in the Delaware Group has class A shares and a consultant class. The consultant class of each of these funds is subject to a Rule 12b-1 Plan; however, only the consultant class of Delaware Cash Reserve currently assesses a fee under its 12b-1 Plan. The Class A shares of the Funds may be exchanged into either class A shares or the consultant class of these three funds.

         The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request, plus the amount, if any, by which the applicable sales charge exceeds the sum of all sales charges previously paid in connection with the prior investment. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Funds reserve the right to prohibit excessive exchanges (more than four per quarter). The Funds also reserve the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through the Fund's transfer agent or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the acquired Fund and should read such prospectus carefully. Contact the Fund, the Fund's transfer agent or any of such other broker-dealers for further information about the exchange privilege.

MANAGEMENT

Directors and Executive Officers of the Fund
         Under the laws of the State of Minnesota, the Board of Directors is responsible for managing the business and affairs of the Company. The names, addresses, principal occupations and other affiliations of the Directors and executive officers of the Company are set forth in the Statement of Additional Information.

Investment Adviser; Portfolio Management
         Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as each Fund's investment adviser, subject to the authority of the Board of

(VEF)


Directors. Voyageur is an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly-owned subsidiary of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds which currently includes 16 open-end funds and 2 closed-end funds (comprising 48 separate investment portfolios). DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

         Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreements with Voyageur were "assigned", as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors of the Funds unanimously approved new investment advisory agreements with the Adviser at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective investment advisory agreement with the Adviser to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

         Beginning May 1, 1997, Delaware Management Company, Inc., an indirect, wholly-owned subsidiary of LNC, was retained as the Funds' investment adviser.

         Growth Stock Fund and Aggressive Growth Fund each pay the Adviser a monthly investment advisory fee equivalent on an annual basis to 1.00% of their average daily net assets.

         Gerald S. Frey, Vice President/Senior Portfolio Manager, assumed primary responsibility for making day-to-day investment decisions for the Aggressive Growth Fund on May 1, 1997. Mr. Frey also serves as Vice President/Senior Portfolio Manager for Delaware Group Equity Funds IV, Inc., Delaware Group Trend Fund, Inc., Delaware Group Premium Fund, Inc. and Delaware Pooled Trust, Inc. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

         In making investment decisions for the Fund, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, William H. Miller, Judith R. Finger, John A. Heffern and Lori Wachs. Mr. Stork, Chairman of the Delaware Management Company, Inc. and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Marshall T. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Miller is a Vice President/Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown and Catherwood. Ms. Finger is a Vice President/Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management, where she was an equity analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in mergers and acquisitions. She earned her BA in Finance from the University of

(VEF)


Pennsylvania and her MBA in Finance & Accounting from the University of Chicago. John A. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Service unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex, Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

Sub-Adviser; Portfolio Management
         Voyageur Asset Management LLC ("Sub-Adviser") serves as the sub-adviser to the Growth Stock Fund. The Sub-Adviser is a wholly-owned subsidiary of DFG.

         James King, an employee of the Sub-Adviser, currently has day-to-day portfolio management responsibility for Growth Stock Fund. Mr. King was a director of Voyageur from 1993 through 1995 and has been a Senior Equity Portfolio Manager of Voyageur since 1990. Mr. King currently has over 30 years of investment experience.

         Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser and the Sub-Adviser, investments of the type the Funds may make also may be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser or the Sub-Adviser, as the case may be, are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by the Adviser or the Sub-Adviser, as the case may be, to be equitable to the Fund. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Plan of Distribution

         Each Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Delaware Distributors, L.P. (the "Underwriter"). Pursuant to each Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.

         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of each Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other

(VEF)


advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

Custodian; Dividend Disbursing, Transfer, Administrative and Account Services Agent
         Norwest Bank Minnesota, N.A. ("Norwest") serves as the custodian of each Fund's portfolio securities and cash.

         Norwest has entered into a Sub-Custodian Agreement with Morgan Stanley Trust Company with respect to the Company's foreign portfolio securities and related cash. Rule 17f-5 adopted under the 1940 Act permits the Company to maintain such securities and cash in the custody of certain eligible foreign banks and foreign securities depositories. A Fund's foreign securities are held by such entities who are approved by the Board of Directors in accordance with such rules. Determinations are made pursuant to such rules following consideration of a number of factors including, but not limited to, the reliability and financial stability of the institutions; the ability of the institutions to perform custodial services for a Fund; the reputation of the institutions in national markets; the countries in which the institutions are located and the risks of potential nationalization or expropriation of assets of a Fund.

         Delaware Service Company, Inc. ("DSC") acts as each Fund's dividend disbursing, transfer, administrative and fund accounting agent to perform dividend-paying functions, to calculate the Fund's daily share price and to maintain shareholder records.

         Certain institutions may act as sub-transfer agents for the Funds pursuant to contracts with DSC, whereby the institutions will provide shareholder services to their customers. DSC will pay the sub-administrators' fees out of its own assets. The fee paid by DSC to any sub-administrator will be a matter of negotiation between the institution and DSC based on the extent and quality of the services provided.

Expenses of the Funds
         Each Fund's expenses include, among others, fees of Directors, expenses of Directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

         The Adviser and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of each Fund's expenses.

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(VEF)


Portfolio Transactions

         No Fund will effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with a Fund's investment adviser unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that any Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless it would be to the Fund's advantage. A Fund's investment adviser may consider sales of shares of the funds in the Delaware Group or other Voyageur Funds as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

DETERMINATION OF NET ASSET VALUE

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (ordinarily, 4.p.m. Eastern time) on each business day the Exchange is open for trading, except on (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund or (iii) customary national business holidays on which the Exchange is closed for trading (as of the date hereof, New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other securities and assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations without regard to sale or bid prices, when such valuations are believed by a Fund's officers, under the supervision of the Board of Directors, to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value, due to changes in interest rates or other factors, of such short term investments is higher or lower than the value the Fund would receive if it sold the security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollars as last quoted by any recognized dealer.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

Distributions
         Each Fund's present policy is to make annual dividend distributions from net investment income, if and when available, and annual distributions of any net realized capital gains. However, provisions of the Internal Revenue Code of 1986, as amended (the "Code") may result in additional capital gains distributions. Net investment income includes dividends and interest accrued less accrued expenses. Distributions paid by a Fund,

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if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares.

         Shareholders receive distributions from investment income and capital gains distributions in additional shares of the Fund and class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. If cash payment is requested, a check will be mailed within three business days after the payment date.

Taxes
         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code in order to be relieved of payment of federal income taxes to the extent it distributes its taxable income to shareholders.

         Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares. Dividends paid from the net investment income of a Fund will be taxable to shareholders as ordinary income. Individual shareholders may not exclude from gross income any distributions by the Fund which are attributable to dividends. Such dividend distributions generally are eligible for the 70% dividends-received deduction for corporations to the extent they are paid from dividends paid to a Fund by domestic corporations.

         Dividends paid from the net capital gains of a Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund.

         Generally, gain or loss on the sale or exchange of a share of a Fund will be capital gain or loss, which will be long-term if the share is held for more than one year. A loss realized on a sale or exchange will be disallowed if the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. If a shareholder realizes a loss on the sale or exchange of a share held for six months or less and such shareholder has previously received a capital gain distribution with respect to the share, the loss must be treated as a long-term capital loss to the extent of the amount of such prior capital gain distribution.

         Each Fund sends its shareholders an annual statement detailing federal tax information, including information about distributions paid during the preceding year. Distributions by each Fund, including the amount of any redemptions, are reported to Fund shareholders and to the Internal Revenue Service to the extent required by the Code.

         This is a general summary of the federal tax law in effect as of the date of this Prospectus. See the Statement of Additional Information for further details. Before investing in the Funds, you should check the consequences of your local and state tax laws.

INVESTMENT PERFORMANCE

         Advertisements and other sales literature for the Funds may refer to average annual total return and cumulative total return and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Funds. When a Fund advertises any performance information, it also will advertise its average

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annual total return as required by the rules of the Securities and Exchange
Commission and will include performance data for Class A, Class B and Class C shares. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.


         Each Fund may also present total return information that does not reflect the deduction of the maximum sales charge. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum sales charges.

         In reports or other communications to Fund shareholders and in advertising material, the Funds may compare their performance with (1) the performance of other mutual funds (or classes thereof) as listed in rankings prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or similar investment services that monitor the performance of mutual funds or as set out in the nationally recognized publications listed below, (2) the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 and the Russell 5000, each of which is an unmanaged index of common stocks or (3) other appropriate indexes of investment securities or with data derived from those indexes. The Funds may also include in communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Institutional Investor, Investor's Daily, Money, Kiplinger's Personal Finance Magazine, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. Performance comparisons should not be considered as representative of a Fund's performance for any future period.

         For Fund performance information and daily net asset value quotations, investors may call 800-523- 4640. For additional information regarding the calculation of a Fund's average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.

GENERAL INFORMATION

         Each Fund sends its shareholders six-month unaudited and annual audited financial statements which include a list of investment securities held by the Fund.

         Growth Stock Fund was organized in January 1985 and was converted to Series A of the Company in October 1993. Aggressive Growth Fund was established in 1994 as Series B of the Company. The Company was converted to a series fund and the name changed in October 1993. The Company's Amended and Restated

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(VEF)

Articles of Incorporation permit the Directors, without shareholder approval, to create additional series of shares and to subdivide any series into various classes of shares with such dividend preferences and other rights as the Directors may designate.

         Each Fund currently offers its shares in three classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

         Fund shares are freely transferable, are entitled to dividends as declared by the Board of Directors, and, in liquidation of a Fund, are entitled to receive the net assets of the applicable Fund. The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Directors from office by votes cast in person or by proxy at a meeting of shareholders or by written consent and, in accordance with
Section 16(c) of the 1940 Act, the Directors shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so by the record holders of not less than 10% of the outstanding shares.

         Each share of a series has one vote irrespective of the relative net asset values of the shares. On some issues, such as the election of Directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued or such other method as the Directors, or the Adviser with the supervision of the Directors, may determine.

         The Company's Amended and Restated Articles of Incorporation limit liability of the Company's Directors to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Delaware Distributors, L.P. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

                                      -32-